SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): December 27, 2005

                             Tech Laboratories, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                  000-30712                              22-1436279
           (Commission File Number)           (IRS Employer Identification No.)


                                   In care of:
                              Anslow & Jaclin, LLP
                          195 Route 9 South, Suite 204
                           Manalapan, New Jersey 07726
                               Attn: Gregg Jaclin
               (Address of Principal Executive Offices)(Zip Code)

                                 (973) 919-0324
              (Registrant's Telephone Number, Including Area Code)

                   955 Belmont Avenue, North Haledon, NJ 07508
          (Former Name or Former Address, if Changed Since Last Report)

=====================================================================

FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking



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statements.  Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 27, 2005, the Company completed a financing agreement for $300,000 with Montgomery Equity Partners, Ltd. (the "Investor"). Under the terms of the agreement, the Company issued to the Investor a $300,000 secured convertible debenture with a 15% interest rate and a maturity date of December 27, 2006. The debenture is convertible into shares of the Company's common stock at a conversion price equal to the lesser of (a) $0.00525 per share or (b) ninety percent of the lowest Closing Bid Price of the common stock during the ten trading days immediately preceding the conversion date, as quoted by Bloomberg, LP. The Company is committed to filing an SB-2 Registration Statement with the SEC within 90 days of funding. There are penalty provisions for the Company should the filing not become effective within 150 days of filing.

Simultaneously with the financing agreement, the Company issued an Amended and Restated Convertible Debenture to the Investor in the amount of $537,220 to cure the default under the Debenture issued to the Investor on April 5, 2005 in the original amount of $420,514 for not filing a registration statement by the initial filing deadline (the "Amended Debenture"). The Amended Debenture bears a 15% interest rate and a maturity date of December 27, 2006. The debenture is convertible into shares of the Company's common stock at a conversion price equal to the lesser of (a) $0.00525 per share or (b) ninety percent of the lowest Closing Bid Price of the common stock during the ten trading days immediately preceding the conversion date, as quoted by Bloomberg, LP. The Company is committed to filing an SB-2 Registration Statement with the SEC within 90 days of funding. There are penalty provisions for the Company should the filing not become effective within 150 days of filing.

On December 27, 2005, the Company and Cornell Capital Partners, LP entered into a Termination Agreement terminating the Standby Equity Distribution Agreement, Registration Rights Agreement, Escrow Agreement, and Placement Agent Agreement all of which are dated May 17, 2004.



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On January 10, 2006, Jeffrey Sternberg, George Kanakis, and Craig Press resigned from their positions as members of the Board of Directors of the Company. Such resignations were not due to any disagreements with the Company on any matter relating to the Company's operations, policies or practice. On January 10, 2006, Peter Nasca and Michael Abri were appointed to the Board of Directors of the Company to fill the vacancy created by the resignations of the previous directors.

PETER NASCA is a senior-level public relations professional with extensive experience in the field. He is an accredited member of the Public Relations Society of America and a past president of the organization's Miami chapter. He has also held the positions of president-elect, secretary and treasurer, and has twice served as judge in the prestigious national Public Relations Society of America's Silver Anvil Award ceremonies. He has worked on such accounts as:
American Express, Continental Airlines, Ford Motor Company, American Motors Corp., Chrysler Corp., Chemical Bank, Texas Air Corp., Ryder System, Centuri Video Games, Konami, Inc., etc. Prior to starting his own agency, Mr. Nasca was vice president and partner of a medium-sized Miami based agency. He has also served as president of one of the Southeast's largest public relations firms.

He began his career in journalism in New York radio as a reporter and also spent four years at an NBC-TV affiliate as a general assignment reporter and anchor where he won several awards for journalistic excellence. He is a member of the National Investor Relations Institute (NIRI). A graduate of the University of Bridgeport, Mr. Nasca is listed in Who's Who in the South and Southwest and Who's Who Among Outstanding Business Executives. He has lectured on the field of Public relations at the University of Florida, University of Miami and Florida International University. He is a former member of the Board of Directors of Miami Subs Corporation NASDAQ: SUBS subsequently sold to Nathan's Famous, Inc. (NASDAQ: NATH) His column, "Mid-Life Conscious" appears monthly in "Life on Stage Magazine" published by Ft. Lauderdale's Office Depot Center.

MICHAEL ABRI is currently the Chief Executive Officer of Global Imports and Trading Inc. ("Global Imports"). As CEO of Global Imports since 2000, he oversees all operations of wholesale, retain, import and manufacturing divisions of the company. Mr. Abri was the president of Oriental Rug Warehouse for five years before the retain showroom company was merged into Global Imports in 2000. Mr. Abri was also a partner in Kermani Exclusive Rugs from 1992 to 1995, and the district manager of A& L Imports from 1990 to 1992, where he oversaw all operations for a Los Angeles based import company. Prior to Mr. Abri's positions with such import companies, he was the president of Powerhouse Audio & Video, a five store chain in the Midwest that was acquired by Best Buy Co. Mr. Abri obtained a Bachelors Degree in Business Management from the University of Minnesota.



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ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

     NA

(b) Pro Forma Financial Information.

     NA

(c) Exhibits.

        10.1     Securities Purchase Agreement
        10.2     Secured Convertible Debenture
        10.3     Amended and Restated Convertible Debenture
        10.4     Investor Registration Rights Agreement
        10.5     Security Agreement
        10.6     Pledge and Escrow Agreement
        10.7     Escrow Agreement
        10.8     Termination Agreement with Cornell Capital Partners, LP



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TECH LABORATORIES, INC.

                             By: /s/ DONNA SILVERMAN
                             -------------------------------------
                             DONNA SILVERMAN
                             Chief Executive Officer,
                             Chief Financial Officer, and
                             President

Dated: January 10, 2006